UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on September 20, 2020 (the “Petition Date”), the Company and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

Also as previously disclosed, on the Petition Date, certain of the Debtors (the “Sellers”) also entered into a share and asset purchase agreement (the “Stalking Horse Purchase Agreement”) with AMP Intermediate B.V. (the “Stalking Horse Bidder”) and AMP U.S. Holdings, LLC, each affiliates of KPS Capital Partners, LP, pursuant to which the Stalking Horse Bidder has agreed to purchase, subject to the terms and conditions contained therein, all of the equity interests in each of Garrett LX I S.à r.l., and Garrett Transportation I Inc. (subject to an election by the Stalking Horse Bidder to purchase substantially all of the assets of Garrett Transportation I Inc., instead of its equity), along with certain other assets and liabilities of the Debtors (the “Acquired Assets”) pursuant to a plan of reorganization under the Bankruptcy Code. The acquisition of the Acquired Assets pursuant to the Stalking Horse Purchase Agreement is subject to approval of the Bankruptcy Court and an auction to solicit higher or otherwise better bids pursuant to a bidding procedures order to be entered by the Bankruptcy Court (the “Bidding Procedures Order”). Under the Bidding Procedures Order, the Stalking Horse Purchase Agreement serves as the minimum or floor bid on which the Debtors, their creditors, suppliers, vendors, and other bidders may rely.

On October 19, 2020, the Company issued a press release, (i) disclosing that it had received a proposal from the Stalking Horse Bidder to revise the terms of the Stalking Horse Purchase Agreement following approval of the Bidding Procedures Order by the Bankruptcy Court (the “Stalking Horse Bidder Revised Proposal”) and (ii) referencing the public announcement that Honeywell International Inc., Centerbridge Partners, L.P. and Oaktree Management L.P. (collectively, the “Bidding Group”) had entered into a coordination agreement in anticipation of submitting to the Company an alternative proposal for a plan of reorganization (the “Alternative Proposal”) (the “Press Release”). The Press Release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

The Alternative Proposal was delivered to the Company on October 16, 2020, and was publicly disclosed in (i) Amendment No. 1 to the Schedule 13D filed by Oaktree Capital Management, L.P. and certain of its affiliates (“Oaktree”) on October 16, 2020 (the “Oaktree Amended 13D”) and (ii) Amendment No. 1 to the Schedule 13D filed by Centerbridge Credit Partners Master, L.P. and certain of its affiliates on October 16, 2020. The proposed terms of the Alternative Proposal are described in the coordination agreement, previously filed by Oaktree as Exhibit II to the Oaktree Amended 13D, which is incorporated by reference and furnished herewith as Exhibit 99.2. In connection with the Alternative Proposal, the Company received a letter from the Bidding Group’s attorneys on October 16, 2020, a copy of which is furnished herewith as Exhibit 99.3 and incorporated herein by reference (the “Bidding Group Letter”). The Company responded to the Bidding Group Letter through its attorneys by letter on October 19, 2020 (the “Garrett Letter”). A copy of the Garrett Letter is furnished herewith as Exhibit 99.4 and incorporated herein by reference.

The Stalking Horse Bidder Revised Proposal was delivered to the Company on October 19, 2020. The proposed terms of the Stalking Horse Bidder Revised Proposal are described in the letter of intent of the same date furnished herewith as Exhibit 99.5, which is incorporated herein by reference. The Stalking Horse Bidder Revised Proposal is subject to Bankruptcy Court approval of the Debtors’ proposed Bidding Procedures Order. The Stalking Horse Purchase Agreement would remain subject to higher or better offers in the Chapter 11 Cases. Closing of the transaction is subject to customary regulatory approvals, as well as Bankruptcy Court approval and other customary conditions. Following Bankruptcy Court approval of the Debtors’ proposed Bidding Procedures Order, the Company expects to discuss with the Stalking Horse Bidder amendments to the Stalking Horse Purchase Agreement and other transaction documentation to reflect the terms of the revised bid.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2, 99.4 and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation the Company’s statements regarding the Alternative Proposal and the Stalking Horse Bidder Revised Proposal. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s quarterly report on Form 10-Q for the period ended June 30, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Garrett Motion Inc., dated October 19, 2020.

99.2	Coordination Agreement by and among the parties identified therein (incorporated by reference to Exhibit II to Amendment No. 1 to the Schedule 13D jointly filed on October 16, 2020 by Oaktree Capital Management, L.P., among others).

99.3	Letter from the Bidding Group’s Attorneys to the Company’s Attorneys, dated October 16, 2020.

99.4	Letter from the Company’s Attorneys to the Bidding Group’s Attorneys, dated October 19, 2020.

99.5	Letter of Intent of KPS Capital Partners, L.P., dated October 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary